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                                  EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 6, 1999, in the Registration Statement (Form SB-2) and related Prospectus of Neurobiological Technologies, Inc. for the registration of 1,200,000 shares of its common stock.


                                               /s/ ERNST & YOUNG LLP

Palo Alto, California
May 30, 2000